UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2006
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Vice President and Chief Financial Officer Employment Agreement
          On July 7, 2006, Onyx Pharmaceuticals, Inc., or Onyx, entered into an employment agreement with Gregory W. Schafer to serve as Vice President and Chief Financial Officer of Onyx, effective July 10, 2006. Under the terms of the agreement, Mr. Schafer will receive an initial base salary of $260,000 per year, an annual bonus with a target of up to 30% of base salary and options to purchase 100,000 shares of Onyx common stock pursuant to Onyx’s standard option agreement and Onyx’s 2005 Equity Incentive Plan. Twenty-five percent of the options granted to Mr. Schafer will vest after twelve months with the remainder to vest in equal monthly installments over the next three years for a total vesting period of four years from the date of grant. For the complete terms of Mr. Schafer’s employment agreement, please read the full text of the agreement, which is attached hereto as Exhibit 10.35 and is incorporated herein by reference.
Stock Bonus Award Agreements
          On July 11, 2006, Onyx entered into stock bonus award agreements with Henry J. Fuchs, M.D., Edward F. Kenney and Hollings C. Renton regarding stock bonus awards granted on May 15, 2006, pursuant to Onyx’s 2005 Equity Incentive Plan, in the amounts set forth below. One-sixth of the stock granted will vest after six months with the remainder to vest in equal quarterly installments over the next two and a half years for a total vesting period of three years from the vesting commencement date. For the complete terms of the stock bonus awards, please read the full text of the form of stock bonus award grant notice and agreement, which are attached hereto as Exhibit 10.36 and are incorporated herein by reference.

Award Recipient	Award Received
Henry J. Fuchs, M.D.	12,500 shares
Edward F. Kenney	7,500 shares
Hollings C. Renton	20,000 shares
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL EXECUTIVE OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICER.
          As previously reported by Onyx on a Current Report on Form 8-K, filed April 18, 2006, on April 12, 2006, the Board of Directors of Onyx approved the appointment of Gregory W. Schafer as Onyx’s Acting Chief Financial Officer. Mr. Schafer became Onyx’s Vice President and Chief Financial Officer on July 10, 2006, as set forth in the employment agreement attached hereto as Exhibit 10.35, and will thereby continue as Onyx’s Principal Financial Officer and Principal Accounting Officer.
          The terms of Mr. Schafer’s employment arrangement as Vice President and Chief Financial Officer are described above under Item 1.01 of this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.

          The additional disclosures required under Item 5.02 are included in the Current Report on Form 8-K filed by Onyx on April 18, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

10.35	Letter Agreement between Onyx Pharmaceuticals Inc. and Gregory W. Schafer, dated July 7, 2006.

10.36	Form of Stock Bonus Award Grant Notice and Agreement between Onyx Pharmaceuticals Inc. and certain award recipients.

     Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.

Dated: July 12, 2006
	By:	/s/Gregory W. Schafer

Gregory W. Schafer
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.35	Letter Agreement between Onyx Pharmaceuticals Inc. and Gregory W. Schafer, dated July 7, 2006.

10.36	Form Stock Bonus Award Grant Notice and Agreement between Onyx Pharmaceuticals Inc. and certain award recipients.